UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2026 indie Semiconductor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40481	88-1735159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey
Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 608-0854

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 8, 2026, Ay Dee Kay Ltd., a private limited company incorporated under the laws of Scotland and a wholly-owned subsidiary of the Company (“indie UK”) entered into a Master Agreement on the Sale and Purchase of the CMOS Imaging Sensor Business (“Purchase Agreement”) with ams-OSRAM AG (“ams-OSRAM”), pursuant to which indie UK has agreed to acquire the CMOS image sensor business of ams-OSRAM (the “CMOS Business”) through the acquisition of all outstanding shares of ams Sensor Belgium B.V., a wholly-owned subsidiary of ams-OSRAM, and the purchase of assets and assumption of liabilities exclusively related to the CMOS Business (the “Acquisition”). indie Semiconductor, Inc. (the "Company") is party to the Purchase Agreement as a guarantor of indie UK.

Pursuant to the Purchase Agreement, the aggregate consideration for the Acquisition is 40.0 million EUR (or approximately $47.1 million based on the exchange rate in effect on May 7, 2026), consisting of: (i) a cash payment of 35.0 million EUR at closing, subject to adjustments, including net working capital adjustments; and (ii) a 5.0 million EUR vendor debt note provided by ams-OSRAM, with simple interest of 2.5% per annum, payable 24 months after the closing of the Acquisition.

The Acquisition is subject to customary closing conditions, including regulatory approvals, and is expected to close in the third quarter of 2026.

On May 11, 2026, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of the Registrant dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

May 11, 2026	By:	/s/ Naixi Wu
		Name:	Naixi Wu
		Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)